Exhibit 10.12

SECOND AMENDMENT TO

PURCHASE AND CONTRIBUTION AGREEMENT

SECOND AMENDMENT, dated as of November 15, 2007 (this “Amendment”) to the Purchase and Contribution Agreement, dated as of July 25, 2007 (as amended by that certain first amendment dated as of August 28, 2007, and as further amended, restated, modified or supplemented from time to time, the “PCA”), by and among Olin Funding Company LLC (the “Purchaser”), Olin Corporation (“Parent”), as Collection Agent, A.J. Oster Co. (“A.J. Oster Co.”), A.J. Oster Foils, LLC (successor-by-law to A.J. Oster Foils, Inc., a Delaware corporation) (“A.J. Oster Foils”), A.J. Oster West, Inc. (“A.J. Oster West”), Bryan Metals, LLC (successor-by-law to Bryan Metals, Inc., an Ohio corporation) (“Bryan Metals”) and Chase Brass & Copper Company, LLC (successor-by-law to Chase Brass & Copper, Inc., a Delaware corporation) (“Chase” and together with Parent, A.J. Oster Co., A.J. Oster Foils, A.J. Oster West and Bryan Metals, each a “Seller” and collectively, the “Sellers”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the PCA.

WHEREAS, pursuant to Section 9.01 of the PCA, the parties hereto have agreed to amend the PCA as described herein in order to remove each of the Sellers other than Parent as a party to the PCA (each Seller other than Parent is referred to herein as an “Exiting Seller”) .

NOW THEREFORE, the parties hereto agree as follows:

1. Amendments to the PCA.  Effective as of the date on which all of the conditions precedent set forth in Section 2 hereof shall have been satisfied, the PCA is hereby amended as follows:

a. Each of the Exiting Sellers shall cease to be a party to the PCA, and each of the Exiting Sellers shall be removed from Schedule I.  Accordingly, Schedule I is deleted and replaced with Schedule I hereto.

b. Exhibit A is amended by deleting therefrom the document titled “A.J. Oster Company Credit Policy & Procedure”.

c. Exhibit B is deleted and replaced with Exhibit B hereto.

d. Exhibit E is deleted and replaced with Exhibit E hereto.

e. Exhibit F is deleted and replaced with Exhibit F hereto.

f. Section 1.01 is amended by deleting the definition of “Excluded Receivable” therein in its entirety and replacing such definition as follows:

“Excluded Receivable” means all indebtedness due to a Seller arising from the sale of consigned goods by such Seller.

g. Section 4.01(l) is amended by deleting such section in its entirety and replacing such section as follows:

(l)           Such Seller is located in the jurisdiction of organization set forth for such Seller in Exhibit F hereto for the purposes of Section 9-307 of the UCC as in effect in the State of New York; and the office in the jurisdiction of organization of such Seller in which a UCC financing statement is required to be filed in order to perfect the security interest granted by such Seller hereunder is set forth in Exhibit F hereto (in each case as such Exhibit F may be amended from time to time pursuant to Section 5.01(b)).  The office where such Seller keeps its records concerning the Transferred Receivables is located at the address or addresses referred to in Section 5.01(b).  The principal place of business and chief executive office of such Seller were located during the period from July 25, 2002 to the date hereof at the address or addresses set forth on Exhibit E hereto.  Such Seller has not changed its name since July 25, 2002, except as set forth on Exhibit E hereto.

h. Section 9.01 is amended by deleting the final sentence thereof and replacing such final sentence with the following: “Notwithstanding any other provision of this Section 9.01, Exhibit B and Exhibit F hereto may be amended in accordance with the procedures set forth in Sections 5.01(g) and 5.01(b) respectively.”

2. Effectiveness.  This Amendment shall become effective as of the date hereof at such time as (a) executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto and the Program Agent and each of the Investor Agents (as such terms are defined in the RPA) have executed and delivered the consent on the signature pages hereto, and (b) all of the conditions to effectiveness set forth in the Assignment and Release dated as of the date hereof among the Sellers, the Purchaser, the Program Agent, the Investor Agents and certain other parties have been satisfied and pursuant thereto, the Purchaser shall have repurchased from the Program Agent all interests in outstanding receivables originated by each Exiting Seller and certain related assets and the Purchaser shall have sold all such receivables and related assets to the applicable Exiting Seller.

3. Representations and Warranties.

a. Each Seller reaffirms and restates as to itself each of the representations and warranties contained in Section 4.01of the PCA, as amended by this Amendment, and for the purpose of making such representations and warranties, each reference in Section 4.01 of the PCA to “this Agreement” shall include this Amendment.

b. The Sellers hereby represent and warrant that the names and addresses of all of the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and Deposit Accounts at such Deposit Banks, are as specified in Exhibit B attached hereto, and that all of the information set forth on such Exhibit B is true and correct as of the date hereof.

4. No Further Sale of Metal Business Receivables.  Notwithstanding any provision of the PCA, Parent shall not sell or contribute and the Purchaser shall not purchase or acquire receivables generated from the Metals Business (as defined below) of Parent between the date hereof and the date upon which the Metals Business is sold by Parent.  “Metals Business” means Parent’s copper, brass and other copper alloy sheet, strip, foil, rod, welded tube, plate, fabricated parts and stainless steel and aluminum strip manufacturing and distribution business and its related research and development activities and excludes Parent’s ammunition and ammunition component manufacturing and distribution business and its related research and development activities.

5. Confirmation of the PCA.  All references to the PCA in the PCA and the other documents and instruments delivered pursuant to or in connection with the PCA shall mean the PCA as amended by this Amendment, and as hereafter amended or restated.  Except as expressly provided herein, the PCA shall remain unmodified and shall continue to be in full force and effect in accordance with its terms.

6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

7. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Waiver.  Pursuant to Section 9.01 of the PCA, the Purchaser hereby waives any Event of Termination which may have occurred solely as a result of the following Sellers changing their names, and, where applicable, their entity type and their jurisdiction of incorporation/formation and Location (as defined in the PCA) on or about November 13, 2007 without complying with the provisions of Section 5.01(b) of the PCA:

i. A.J. Oster Foils, Inc., a Delaware corporation, changing its name and entity type to A.J. Oster Foils, LLC, a Delaware limited liability company;

ii. Bryan Metals, Inc., an Ohio corporation, changing its name, entity type and jurisdiction of incorporation/formation to Bryan Metals, LLC, a Delaware limited liability company; and

iii. Chase Brass & Copper Company, Inc. changing its name and entity type to Chase Brass & Copper Company, LLC, a Delaware limited liability company.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

OLIN FUNDING COMPANY LLC, as Purchaser By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President
OLIN CORPORATION, as Parent, Collection Agent and a Seller By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President and Controller
A.J. OSTER CO., as an Exiting Seller By: /s/ Daniel B. Becker Name: Daniel B. Becker Title: President
A.J. OSTER FOILS, LLC, as an Exiting Seller By: Olin Corporation, its Managing Member By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President and Controller
A.J. OSTER WEST, INC., as an Exiting Seller By: /s/ Daniel B. Becker Name: Daniel B. Becker Title: President

BRYAN METALS, LLC, as an Exiting Seller By: Olin Corporation, its Managing Member By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President and Controller

CHASE BRASS & COPPER COMPANY, LLC, as an Exiting Seller By: Olin Corporation, its Managing Member By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President and Controller

Pursuant to Section 5.01(m) of the RPA, each of the undersigned consents to the foregoing Second Amendment:
CITICORP NORTH AMERICA, INC., as Program Agent and an Investor Agent under the RPA By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Investor Agent under the RPA By: William P. Rutkowski Name: William P. Rutkowski Title: Vice President

SCHEDULE I

SELLERS

OLIN CORPORATION, a Virginia corporation